Exhibit T3A.19

FORM 19
COMPANY NO. 39809

COMPANIES ACT OF BARBADOS

CERTIFICATE OF CONTINUANCE

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

Name of Company

I hereby certify that the above-mentioned Company was continued, as set out in the attached Articles of Continuance, under section 356.2. (1) of the Companies Act.

Form 17

COMPANIES ACT OF BARBADOS

(Section 351)

ARTICLES OF CONTINUANCE

1.	Name of Company SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

2.	Company Number 39809

3.	The classes and any maximum number of shares that the company is authorized to issue.

The Share capital of the Company shall consist of an unlimited number of shares of one class without nominal or par value to be designated as Common Shares.

4.	Restrictions if any on share transfers

The annexed Schedule A is incorporated in this form.

5.	Number (or minimum or maximum number) of directors.

There shall be a minimum of 2 and a maximum of 10 Directors.

6.	Restriction if any on business the company may carry on.

The Company shall not engage in any business other than international business as defined in the International Business Companies Act, 1991-24 of the Laws of Barbados.

7. If change of name affected, previous name. Not applicable. 8. Details of incorporation.

The Company was incorporated in Barbados as Company No. 11308 on October 31, 1995 and then continued in the Bahamas on October 29, 2008 as Company No. 155501(B).

9.	Other provisions if any.

The annexed Schedule B is incorporated in this form.

10.

Date: August 27, 2015	Signature: /s/ Elvin Saruk	Title:	Director

Date:	Signature:	Title:

Date:	Signature:	Title:

For Ministry use only

Company Number: 39809	Filed: 27.08.2013

Form 17

THE COMPANIES ACT OF BARBADOS

(Section 351)

SCHEDULE TO

ARTICLES OF CONTINUANCE

1. Name of Company:	Company No:

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED	39809

SCHEDULE A

4.	Restrictions if any on share transfers:

The right to transfer shares of the Company shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Company without the previous express sanction of the holders of more than 50% of the Common shares of the Company for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument in writing signed by the holders of more than 50% of such shares.

SCHEDULE B

9.	Other provisions if any:

(a)	Any invitation to the public to subscribe for shares or security interest is prohibited.

(b)

In the case of an equality of votes on any question submitted to any meeting of the shareholders of the Company, the Chairman of the meeting shall on a ballot have a casting vote in addition to any votes to which he may otherwise be entitled.

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

Date: August 27, 2015	Signature:	/s/ Elvin Saruk Elvin Saruk	Title: Director

Form 9

COMPANIES ACT OF BARBADOS

(Sections 66 & 74)

NOTICE OF DIRECTORS

OR

NOTICE OF CHANGE OF DIRECTORS

1. Name of Company	SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

2.	Company Number 39809

3.	Notice is given that on the day of , the following person(s) was / were appointed director(s)

Name	Residential Address	Occupation
N/A

4.	Notice is given that on the day of , the following person(s) ceased to hold office as director(s)

Name	Residential Address
N/A

5.	The directors of the company as of this date are:

Name	Residential Address	Occupation
* Elvin Saruk	Suite 2000, 425 1 Street S.W., Calgary, Alberta T2P 3L8, Canada	Company Executive
* Paul Knowles	Olympia Building, East Bay Street, P.O. Box N-7682, Nassau, Bahamas	Company Executive
* Duane Alvarez	Cofre de Perote #235-701, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, México D.F. 11000, México	Company Executive
*	No middle initial

6. Date:	Signature:		Title:

August 27, 2015	/s/ Elvin Saruk Elvin Saruk	REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE Director

For Ministry use only

Company Number: 39809	Filed: 27.08.2015

Form 4

COMPANIES ACT OF BARBADOS

(Section 169(1) and (2))

NOTICE OF ADDRESS

OR

NOTICE OF CHANGE OF ADDRESS OF REGISTERED OFFICE

1.	Name of Company SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

2.	Company Number 39809

3.	Address of Registered Office

Heritage House,

Pinfold Street,

Bridgetown,

Barbados.

4.	Mailing Address

As above.

5.	If change of address, give previous address of Registered Office.

M B & H Corporate Services Ltd.,

Mareva House,

4 George Street,

Nassau,

Bahamas

6.	Date: August 27, 2015	Signature: Elvin Saruk	Title: Director

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

For Ministry use only

Company Number: 39809	Filed: 27.08.2015

Form 33

COMPANIES ACT OF BARBADOS

REQUEST FOR NAME SEARCH AND NAME RESERVATION

1.	Name, Address and telephone number of person making request:

Susannah M. Evelyn

Peter Evelyn & Co., Attorneys-at-Law

Heritage House, Pinfold Street

Bridgetown, Barbados                                                                                               Telephone Number: 436 6208

2.	Proposed name or names in order of preference

(a) SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

(b)

(c)

3.	Main types of business the company carries on or proposes to carry on:

(a)	International business as defined in the International Business Companies Act, 1991-24 of the Laws of Barbados being property investments in Cuba.
(b)
(c)

4.	Derivation of name

Coined.

5. First name available to be reserved:	Yes ☐	No ☐

6.	Name is for:

Continuance of Sherritt International (Cuba) Oil and Gas Limited from The Bahamas.

7.	If for a change of name, state present name of company:

Not applicable.

8.	If for an amalgamation, state names of amalgamating companies:

Not applicable.